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                                                                   EXHIBIT 10.6


                                  AMENDMENT TO
                            AGREEMENT TO RESTRUCTURE

                  This AMENDMENT TO AGREEMENT TO RESTRUCTURE (this "Amendment") is made as of the 18th day of May, 2001 by and among Warren V. Musser ("WVM"), an individual residing at 710 Sproul Road, Bryn Mawr, PA 19010, Hilary Grinker Musser ("HGM"), an individual residing at 710 Sproul Road, Bryn Mawr, PA 19010, Safeguard Scientifics, Inc. ("SFE"), a Pennsylvania corporation with offices at 435 Devon Park Drive, 800 Building, Wayne, PA 19087, and Bonfield Insurance, Ltd. ("Bonfield," and together with SFE, "Safeguard"), a British Virgin Islands corporation with offices c/o Safeguard Delaware, Inc., 2711 Centerville Road, Suite, 400, Wilmington, DE 19808.

                                   BACKGROUND

         A. WVM, HGM, SFE and Bonfield entered into that certain Agreement to Restructure dated as of April 16, 2001 (the "Agreement"), pursuant to which certain of the indebtedness of WVM was restructured and certain loans were made and agreed to be made by Bonfield, subject to certain conditions set forth in the Agreement.

         B. The parties hereto desire to amend certain of the Phase II Conditions set forth in the Agreement and certain schedules to the Agreement to more accurately reflect the transactions described in the Agreement as currently contemplated.

                  In consideration of the foregoing and the premises and the agreements hereinafter set forth, and intending to be legally bound hereby, the parties hereto agree as follows:

                  1. Amendment to Section 4.5 of the Agreement. Section 4.5 of the Agreement is hereby amended by deleting Section 4.5 in its entirety and substituting in lieu thereof the following Section 4.5:

                  Section 4.5 Conditions Precedent to Effectiveness of Phase II of this Agreement. The parties to this Agreement hereby agree that the following are the "Phase II Conditions":

                  (a) Documents to be Delivered. The respective parties shall have delivered or caused to be delivered to each other, on or before the Phase II Effective Date, the following agreements, instruments and other documents, each duly executed by the respective parties thereto and each to be effective as of the Phase II Effective Date:

                           (1) Amended and Restated Note. The Amended and Restated Note, in the form attached hereto as Exhibit A-1.

                           (2) New Mortgage. The New Mortgage with respect to the Vassar Street Property together with a non-recourse Guaranty in favor of Bonfield from 304 Vassar Street, L.P. and 304 Vassar Street, Inc., each in form and substance satisfactory to Safeguard.

                           (3) Vassar Street Lock Box. A Lock Box Agreement regarding the rents and other amounts payable with respect to the Vassar Street Property among Safeguard, 304 Vassar Street, L.P., MIT, Cambridge Technology Partners (Massachusetts), Inc. ("CTP") and Boston Private Bank, together with an
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                           Intercreditor Agreement between MIT and Bonfield,
                           each in form and substance satisfactory to Safeguard.

                           (4) Third Party Consents. Consents to the transactions contemplated hereby, in form and substance satisfactory to Safeguard, by each of MIT and, if required, CTP with respect to the New Mortgage in favor of Bonfield on the Vassar Street Property.

                           (5) Lake Naomi Option Waiver. A letter to Safeguard waiving HGM's option to purchase the Lake Naomi property, in form and substance satisfactory to Safeguard, or receipt by Bonfield of funds in payment of the exercise price.

                           (6) Phase I Documents. Any document required to have been delivered pursuant to Article III hereof, the delivery of which was waived as of the Phase I Effective Date by the requisite party or parties, being:

                                    (i) Control Agreement. Control Agreement by and among WVM, Bonfield and Legg Mason with respect to the WVM Legg Mason Account;

                                    (ii) Stock Powers; Forms 144. Undated Stock
                                    Powers executed in blank for each of the Securities listed on Schedule 3.2 of the Agreement (other than Nobel Education Dynamics, Inc.) together with Forms 144 executed in blank for each applicable entity;

                                    (iii) Financing Statements. UCC-1 Financing
                                    Statements for WVM in Wisconsin and 304
                                    Vassar Street, Inc. in Delaware.

                                    (iv) SFE Option Documents. A Notice to
                                    Issuer pursuant to Uniform Commercial Code
                                    ("UCC") Section 8106 with respect to the SFE
                                    Option (must be signed by Pledgor and
                                    Transfer Agent), together with the delivery to Bonfield of the Option.

                                    (v) Lubert Consent. Consent to the
                                    transactions contemplated hereby by Ira
                                    Lubert, with respect to the assignment of the proceeds of the Lubert Asset Purchase, together with documentation evidencing the terms of such assignment in form and substance satisfactory to Safeguard;

                                    (vi) Additional Documentation Relating to
                                    Owned Assets. Documentation evidencing WVM's interest in each of the following (including Notices to Issuers pursuant to
                                    UCC Section 8106 with respect to such
                                    interests): (A) 304 Vassar Street, L.P.; (B)
                                    304 Vassar Street, Inc.; (C) WDK Associates
                                    I, L.P.; (D) WDK Associates II, L.P.; (E)
                                    Wheatley Partners II, L.P.; (F) RRE GIGA
                                    Investors, L.P.; (G) Technology Leaders,
                                    L.P.; (H) Technology Leaders II Management,
                                    L.P.; (I) Eastern Technology Fund, LP; (J)
                                    Plum Holdings, L.P.; (K) NEPA Venture Fund
                                    II, L.P.; (L) The Emerald HomeState PA
                                    Growth Fund- A of The Emerald Funds held in account number [INTENTIONALLY OMITTED].


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                           (7) Additional Safeguard Release. A Release by SFE
                           and Bonfield, in the form attached hereto as Exhibit E-6.

                           (8) Opinions of Counsel. The additional legal opinions reasonably requested by Safeguard in connection with this Agreement, including without limitation the opinions of DBR, counsel for WVM and the WVM Entities and FROF, each in form and substance satisfactory to Safeguard and its counsel.

                           (9) Legg Mason Documents. If Safeguard elects to pay off in full WVM's Outstanding Obligations to Legg Mason, the Legg Mason Guaranty, marked "cancelled," and any remaining cash collateral held by Legg Mason shall have been returned to Safeguard.

                  (b) Representations and Warranties. Each of the representations and warranties made by each party hereto shall be true and correct as of the Phase II Effective Date in all material respects.

                  (c) Non-Revocation of Release. At least seven (7) days have passed since the Phase I Effective Date and WVM has not revoked the WVM Release pursuant to the provisions of Section 10 thereof.

                  (d) Termination of Brous Account. Evidence satisfactory to Safeguard that WVM's trading account with H.D. Brous and Associates has been terminated.

                  2. Exhibit 1.1. Exhibit 1.1 hereto is hereby incorporated into the Agreement as Exhibit 1.1 thereto.

                  3. Schedule 1.1. Schedule 1.1 of the Agreement is hereby amended by deleting Schedule 1.1 in its entirety and substituting in lieu thereof the Schedule 1.1 attached hereto.

                  4. Schedule 3.2. Schedule 1.1 of the Agreement is hereby amended by deleting Schedule 1.1 in its entirety and substituting in lieu thereof the Schedule 1.1 attached hereto.

                  5. Representations and Warranties. Each of the parties hereto represents and warrants to every other party hereto as follows:

                           a. Representations. The representations and
warranties made in the Agreement by such party are true and correct as of the date hereof and such party is not aware of and has not taken any actions which have or would result in any default or Event of Termination under the Agreement (other than any defaults which are no longer continuing).

                           b. Power and Authority. Such party has the legal
right, power and authority to enter into and perform this Amendment and all actions necessary or appropriate for the execution and performance of this Amendment by such party have been taken; and the Amendment and the Agreement, as amended, each constitute the valid and binding obligations of such party, enforceable in accordance with their respective terms.

                           c. No Violations of Law or Agreements. The making and
performance of the Amendment by such party will not (i) violate any provisions of any law or regulation, federal, state or

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local or (ii) result in any breach or violation of, or constitute a default or require the obtaining of any consent under, any agreement or instrument by which such party or its property may be bound.

                  6. Conditions to Effectiveness of Amendment. This Amendment shall be effective upon Safeguard's receipt of this Amendment duly executed by each of WVM, HGM, SFE and Bonfield and acknowledged by 304 Vassar Street, L.P.

                  7. Affirmations. Each party hereto hereby: (i) affirms all the provisions of the Agreement, as amended by this Amendment, and (ii) agrees that the terms and conditions of the Agreement.

                  8. Miscellaneous.

                           a. Governing Law This Amendment shall be governed by
and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to conflicts of law principles.

                           b. Successors and Assigns. All terms and provisions
of this Amendment shall be for the benefit of and be binding upon and enforceable by the respective successors and assigns of the parties hereto.

                           c. Counterparts. This Amendment may be executed in
any number of counterparts with the same effect as if all the signatures on such counterparts appeared on one document and each such counterpart shall be deemed an original.

                           d. No Waiver. Except as expressly set forth herein,
the execution, delivery and performance of this Amendment shall not operate as a waiver of any right, power or remedy of any party under the Agreement and the agreements and documents executed in connection therewith or constitute a waiver of any provision thereof.


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                  IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties hereto, by their respective duly authorized representatives, have executed this Amendment to Agreement to Restructure the day and year first above written.

                                                  SAFEGUARD SCIENTIFICS, INC.


                                                  By: /S/ N. JEFFREY KLAUDER
                                                       Name: N. Jeffrey Klauder

                                                  BONFIELD INSURANCE, LTD.


                                                  By: /S/ N. JEFFREY KLAUDER
                                                      Name: N. Jeffrey Klauder

Witness:


By:_______________________________                /S/ WARREN V. MUSSER
                                                  Warren V. Musser
Witness:


By:_______________________________                /S/ HILARY GRINKER MUSSER
                                                  Hilary Grinker Musser

Acknowledged and Agreed this ____ day

of May, 2001:


304 VASSAR STREET, L.P.,
By:  304 VASSAR STREET, INC, its general partner



By:_______________________________
     Name:
     Title:



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